                                                                   EXHIBIT 10.66

                         SECURED DEMAND PROMISSORY NOTE

November 30, 2000                                                     $75,000.00


     On demand, H. Ravi Brar ("Maker"), hereby promises to pay to the order of Pac-West Telecomm, Inc., a California corporation (the "Company"), at its office at 1776 West March Lane, Suite 250, Stockton, California 95207, or such other place as designated in writing by the holder hereof, the aggregate principal sum of $75,000.000 together with interest thereon calculated form the date hereof in accordance with the provisions of this Note.

     1. Payment of Interest. Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 6.1% per annum, compounded annually, or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable.

     2.   Payment of Principal and Note.

          (a) Payment. This Note shall be payable in full including all outstanding principal and interest immediately upon demand by Company.

          (b) Prepayments. Maker may, at any time and from time to time without premium or penalty, prepay all or any portion of the outstanding principal amount of the Note; provided that any prepayment will be accompanied by a payment of accrued interest on the portion being prepaid.

     3. Pledge Agreement. The amounts due under this Note are secured by a pledge of 20,000 shares of the Company's Common Stock, and the payment of the principal amount and accrued interest under this Note as described in a Pledge Agreement between Maker and Company of even date herewith ("Pledge Agreement").

     4.   Events of Default.

          (a) Definition. For purposes of this Note, an Event of Default shall be deemed to have occurred if:

               (i) Maker fails to pay when due any amount owing or demanded by Company under the terms hereof; or

               (ii) Maker makes an assignment for the benefit of creditors or admits in writing his ability to pay his debts generally as they become due; or an order, judgment or decree is entered adjudicating Maker bankrupt or insolvent; or any order for relief with respect to Maker is entered under the Federal Bankruptcy Code; or Maker petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of any substantial part of maker's assets, or commences any proceeding relating to maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or such petition or application is filed, or any such proceeding is commenced against maker and either (A) Maker by any act indicates its approval thereof, consent thereto or acquiescence therein, or
     (B) such petition, application or proceeding is not dismissed within 60 days.

          (b) Consequences of Events of Default.

               (i) If an Event of Default of the type described in subparagraph 4(a)(ii) has occurred the aggregate principal amount of the Note (together with accrued interest thereon and all other amounts payable in connection therewith) shall become immediately due and payable without any action on the part of the Company, and Maker shall immediately pay to the Company all amounts due and payable with respect to the Note.

               (ii) If an Event of Default of the type described in subparagraph 4(a)(i) has occurred Company may immediately institute such legal proceedings and remedies as necessary to enforce this Note and realize the value on the security under the Pledge Agreement.

     5. Full Recourse. This Note shall be full recourse as against the Maker.

     6. Certain Waivers. Maker, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Maker hereunder.

     7. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Maker for Cancellation and shall not be reissued.

     8. Place of Payment. Payments of principal and interest are to be delivered to the Company at the following address:

          Pac-West Telecomm, Inc.
          1776 West March Lane, Suite 250
          Stockton, California 95207
          Telecopy No. (209) 926-4444
          Attention: President

or such other address or to the attention of such other person as specified by prior written notice to Maker.

     9. Costs of Collection. In the event that Maker fails to pay any amounts due hereunder when due, Maker shall pay to the Company, in addition such amounts due, all costs of collection, including reasonable attorneys fees. In the event a court of competent jurisdiction determines that this Note is not yet due or is otherwise unenforceable at any time when enforcement is sought by the Company, the Company shall pay all reasonable costs and attorneys' fees of Maker incurred in connection with such attempted enforcement.

     10. Governing Law. This Note is made under and governed by the internal laws of the State of California.

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date above.

                                             /s/ H. RAVI BRAR
                                             -----------------------------------
                                             H. Ravi Brar

                            PAC-WEST TELECOMM, INC.

                        EXECUTIVE STOCK PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT is made as of November 30, 2000, between H. Ravi Brar ("Pledgor"), and the Pac-West Telecomm, Inc., a California corporation (the "Company").

     The Company has loaned Pledgor the sum of $75,000.00 pursuant to a Secured Demand Promissory Note of even date ("Note"). This Pledge Agreement provides the terms and conditions upon which the Note is secured by a Pledge to the Company of 20,000 shares of the Company's Common Stock (the "Pledged Shares").

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to make the loan evidenced by the Note, Pledgor and the Company hereby agree as follows:

     1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

     3. Voting; Cash Dividends. Notwithstanding anything to the contrary contained herein, during the terms of the Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect to the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares and the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

     4. Stock Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligation under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

     5. Default. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the company may exercise any and all rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms and the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of the sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

     6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder. In the event a court of competent jurisdiction determines that his Pledge Agreement is not yet enforceable or is otherwise unenforceable at any time when enforcement is sought by the Company, the company shall pay all reasonable costs and attorneys fees of Pledgor incurred in connection with such attempted enforcement.

     7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the Note, the company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

     8. No Other Liens, No Sales or Transfers. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein.

     9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. No Waiver, Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12. Waiver, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.



                                        PAC-WEST TELECOMM, INC.



                                        By:  RICHARD E. BRYSEN
                                           ------------------------------
                                        Name:  Richard E. Brysen
                                             ----------------------------
                                        Its:   Chief Financial Officer
                                            -----------------------------
                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Its:
                                            -----------------------------


                                        /s/ H. RAVI BRAR
                                        ---------------------------------
                                        H. RAVI BRAR

                         SECURED DEMAND PROMISSORY NOTE

December 20, 2000                                                     $30,000.00

      On demand, H. Ravi Brar ("Maker"), hereby promises to pay to the order of Pac-West Telecomm, Inc., a California corporation (the "Company"), at it office at 1776 West March Lane, Suite 250, Stockton, California 95207, or such other place as designated in writing by the holder hereof, the aggregate principal sum of $30,000.00 together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

      1. Payment of Interest. Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 6.1% per annum, compounded annually, or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable.

      2. Payment of Principal and Note.

         (a) Payment. This Note shall be payable in full including all outstanding principal and interest immediately upon demand by Company.

         (b) Prepayments. Maker may, at any time and from time to time without premium or penalty, prepay all or any portion of the outstanding principal amount of the Note; provided that any prepayment will be accompanied by a payment of accrued interest on the portion being prepaid.

      3. Pledge Agreement. The amounts due under this Note are secured by a pledge of 38,000 shares* of the Company's Common Stock, and the payment of the principal amount and accrued interest under this Note as described in a Pledge Agreement between Maker and Company of even date herewith ("Pledge Agreement").

      4. Events of Default.

         (a) Definition. For purposes of this Note, an Event of Default shall be deemed to have occurred if:

             (i) Maker fails to pay when due any amount owing or demanded by Company under the terms hereof; or

             (ii) Maker makes an assignment for the benefit of creditors or admits in writing his inability to pay his debts generally as they become due; or an order, judgment or decree is entered adjudicating Maker bankrupt or insolvent; or any order for relief with respect to Maker is entered under the Federal Bankruptcy Code; or Maker petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of any substantial part of maker's assets, or commences any proceeding


* These 38,000 shares include the 20,000 shares which are pledged under the separate ????

     relating to maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or such petition or application is filed, or any such proceeding is commenced against maker and either (A) Maker by any act indicates its approval thereof, consent thereto or acquiescence therein, or
     (B) such petition, application or proceeding is not dismissed within 60 days.

          (b)  Consequences of Events of Default.

               (i) If an Event of Default of the type described in subparagraph 4(a)(ii) has occurred the aggregate principal amount of the Note (together with accrued interest thereon and all other amounts payable in connection therewith) shall become immediately due and payable without any action on the part of the Company, and Maker shall immediately pay to the Company all amounts due and payable with respect to the Note.

               (ii) If an Event of Default of the type described in subparagraph 4(a)(i) has occurred Company may immediately institute such legal proceedings and remedies as necessary to enforce this Note and realize the value on the security under the Pledge Agreement.

     5.   Full Recourse. This Note shall be full recourse as against the Maker.

     6. Certain Waivers. Maker, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Maker hereunder.

     7. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Maker for Cancelation and shall not be reissued.

     8. Place of Payment. Payments of principal and interest are to be delivered to the Company at the following address:

          Pac-West Telecomm, Inc.
          1776 West March Lane, Suite 250
          Stockton, California 95207
          Telecopy No. (209) 926-4444
          Attention: President

or such other address or to the attention of such other person as specified by prior written notice to Maker.

     9. Costs of Collection. In the event that Maker fails to pay any amounts due hereunder when due, Maker shall pay to the Company, in addition such amounts due, all costs of collection, including reasonable attorneys fees. In the event a court of competent jurisdiction determines that this Note is not yet due or is otherwise unenforceable at any time when enforcement is sought by the Company, the Company shall pay all reasonable costs and attorneys' fees of Maker incurred in connection with such attempted enforcement.

     10. Governing Law. This Note is made under and governed by the internal laws of the State of California.

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date above.


                                        /s/ H. RAVI BRAR
                                        ------------------------------------
                                        H. RAVI BRAR

                            PAC-WEST TELECOMM, INC.

                        EXECUTIVE STOCK PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT is made as of December 20, 2000, between H. Ravi Brar ("Pledgor"), and the Pac-West Telecomm, Inc., a California corporation (the "Company").

     The Company has loaned Pledgor the sum of $30,000.00 pursuant to a Secured Demand Promissory Note of even date ("Note"). This Pledge Agreement provides the terms and conditions upon which the Note is secured by as Pledge to the Company of 38,000* shares of the Company's Common Stock (the "Pledged Shares").

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to make the loan evidenced by the Note, Pledgor and the Company hereby agree as follows:

     1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

     3. Voting: Cash Dividends. Notwithstanding anything to the contrary contained herein, during the terms of the Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect to the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares and the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

     4. Stock Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligation under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

     5. Default. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the company may exercise any and all rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and distributions with respect to


* These 38,000 shares include the 20,000 shares which are pledged under the ????

such shares) and shall have and may exercise without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms and the Company may deemed advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

     6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder. In the event a court of competent jurisdiction determines that this Pledge Agreement is not yet enforceable or is otherwise unenforceable at any time when enforcement is sought by the Company, the company shall pay all reasonable costs and attorneys fees of Pledgor incurred in connection with such attempted enforcement.

     7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the Note, the company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

     8. No Other Liens, No Sales or Transfers. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein.

     9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      11. No Waiver, Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

      12. Waiver, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder; inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California.

      IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.

                                        PAC-WEST TELECOM, INC.


                                        By: /s/ WALLACE W. GRIFFIN
                                           -------------------------------------
                                        Name: Wallace W. Griffin
                                        Its: President & CEO


                                        By: /s/ H. WILSON
                                           -------------------------------------
                                        Name: H. Wilson
                                        Its: Vice President of HR


                                        /s/ H. RAVI BRAR
                                        ----------------------------------------
                                        H. RAVI BRAR

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, H. RAVI BRAR hereby assigns unto PAC-WEST TELECOMM, INC., a California corporation, thirty-eight thousand (38,000) shares of the common stock of said corporation to be held as security pursuant to Executive Stock Pledge Agreements dated November 30, 2000 and December 20, 2000, respectively, which shares are represented by Pac-West Telecomm, Inc. Certificate No. 1295 dated May 1, 2000. The undersigned hereby irrevocably constitutes and appoints the secretary of the corporation as attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated: June 29, 2001                      /s/   H. RAVI BRAR
                                          --------------------------
                                                H. RAVI BRAR